Exhibit 10.03
AMENDMENT AGREEMENT TO A REFINANCING MASTER AGREEMENT AND RATIFICATION OF A GUARANTEE AND SECURITY AGREEMENT
In Madrid, on 29 July 2010
BETWEEN
(I) OF THE ONE PART:
BANCA MARCH, S.A., with registered offices at Palma, Avenida Alejandro Roselló 4, and Spanish Tax Identity Number A-07004021 (hereinafter, “Banca March”), represented by Mr. Enrique Vinuesa Mayoral with Spanish Identity Card number 51.385.238-H and Mr. Carlos Peralta Masa with Spanish Identity Card number 50.149.879-N, both duly empowered for these purposes.
BANCO BILBAO VIZCAYA ARGENTARIA, S.A., with registered offices at Bilbao, Plaza de San Nicolás 4, and Spanish Tax Identity Number A-48265169 (hereinafter, “BBVA”), represented by Mr. Jaime Lionel de Orueta Carvallo with Spanish Identity Card number 5.250.487-R and Ms. Teresa García-Agulló Bustillo with Spanish Identity Card number 51.410.186-B, both duly empowered for these purposes.
BANCO BIZKAIA KUTXA, AURREZKI KUTXA ETA BAHITETXEA,with registered offices at Bilbao, Gran Vía 30, and Spanish Tax Identity Number G-48412720 (hereinafter, “BBK”), represented by Mr. Rafael Martín Asensio with Spanish Identity Card number 2.088.033-R and Ms. Victoria Eugenia Pardo García with Spanish Identity Card number 11.854.286-V, both duly empowered for these purposes.
BANCO BPI, S.A., SUCURSAL EN ESPAÑA, with registered offices at Madrid, Paseo de la Castellana 40, Bis, and Spanish Tax Identity Number A-0401036I (hereinafter, “BPI”), represented by Mr. Manuel de Jesús Novo Ríos with Spanish Identity Card number 50.815.067-V and Mr. Domingo López Dorna with Spanish Identity Card number 50.036.424-Q, both duly empowered for these purposes.
BANCO CAIXA GERAL, S.A., with registered offices at Gerona, calle Policarpo Sanz, 5, and Spanish Tax Identity Number A-28226157 (hereinafter, “Caixa Geral”), represented by Mr. Manuel Angel Yagües Vega with Spanish Identity Card number 51.958.230-B and Mr. Francisco Javier Pareja Santana with Spanish Identity Card number 50.411.292-F, both duly empowered for these purposes.
BANCO COOPERATIVO ESPAÑOL, S.A., with registered offices in Madrid, calle Virgen de los Peligros 4-6, and Spanish Tax Identity Number A-79496055 (hereinafter, “Banco Cooperativo”), represented by Mr. Ignacio Benlloch Fernández-Cuesta, with Spanish Identity Card number 50.300.773-A, and Ms. María Pilar Villaseca Pérez, with Spanish Identity Card number 2.634.844-X, both duly empowered for these purposes.

BANCO DE SABADELL, S.A., with registered offices at calle PZ de Sant Roc 20, Sabadell, Barcelona, and Spanish Tax Identity Number A-28226157 (hereinafter, “Sabadell”), represented by Ms. María Ángeles Fosar Mico with Spanish Identity Card number 50.824.616-K and Mr. Francisco Javier González Moñux with Spanish Identity Card number 50.947.033-D, both duly empowered for these purposes.
BANCO ESPAÑOL DE CRÉDITO, S.A, with registered offices at Madrid, Avenida Gran Vía de Hortaleza n.º 3, and Spanish Tax Identity Number A-28000032 (hereinafter, “Banesto”), represented by Mr. Asier González Linaza with Spanish Identity Card number 78.880.194-S and Mr. Jose Carlos Fernández Sánchez with Spanish Identity Card number 50.304.905-H, both duly empowered for these purposes.
BANCO ESPIRITO SANTO, S.A., Sucursal en España with registered offices Calle Serrano 88, 28006, Madrid, and Spanish Tax Identity Number N0102800J (hereinafter, “Espirito Santo”), represented by Mr. Jacobo Mariano García-Loygorri Suárez- Infiesta with Spanish Identity Card number 01.175.887-N and Mr. Miguel Ángel Hicar Fuster with Spanish Identity Card number 02.652.808-B, both duly empowered for these purposes.
BANCO ITAÚ EUROPA, S.A. — LONDON BRANCH with registered offices 17 Dominion Street, 6th floor, London EC2M 2EF , and registered with the Register of Companies for England and Wales under number FCO24329 (hereinafter, “Banco Itáu Europa”), represented by Mr. Rafael Navarro Navarro with Spanish Identity Card number 24.271.916-Q, duly empowered for these purposes.
BANCA MONTE DEI PASCHI DI SIENA SpA, SUCURSAL EN LONDRES, with registered offices in London (UK) 85 King William Street, planta 6 (hereinafter, “Monte dei Paschi”), represented by Mr. Francisco Javier Neira Menéndez, with Spanish Identity Card number 02.531.784-J, and Mr. Mark Hall, with Passport number 704.930.986, both duly empowered for these purposes.
BANCO PASTOR, S.A., with registered offices at La Coruña, cantón pequeño 1-3, Spanish Tax Identity Number A-15000128 (hereinafter, “Banco Pastor”), represented by Mr. Pablo Rengifo Blanch, with Spanish Identity Card number 33.525.540-G, duly empowered for these purposes.
BANCO POPULAR ESPAÑOL S.A., with registered offices calle Velázquez, 34, 28001 Madrid, and Spanish Tax Identity Number A-28000727 (hereinafter, “Banco Popular”), represented by Ms. Ana Cáceres Ares with Spanish Identity Card number 71.125.788-J and Mr. Arnaldo Juan Alberti Esteban with Spanish Identity Card number 43.128.691-B, both duly empowered for these purposes.
BANCO SANTANDER, S.A., with registered offices at Santander, Paseo de Pereda 9-12, and Spanish Tax Identity Number A-39000013 (hereinafter, “Santander”), represented by Mr. Luis Estades Gutiérrez with Spanish Identity Card number 7.227.353-V and Mr. Víctor Menéndez de Miguel with Spanish Identity Card number 52.477.632-G, both duly empowered for these purposes.
BANK AUDI SARADAR FRANCE, with registered offices at 73, Avenue des Champs-Elysées, Paris and registered under number B 315766176 in the commercial register of paris (hereinafter, “Audi”), represented by Mr. Francisco Javier Neira Menéndez with Spanish

Identity Card Number 02.531.784-J and Mr. Mark Hall with British Passport Number 704.930.986, both duly empowered for these purposes.
BANKINTER, S.A. with registered offices at Paseo de la Castellana, 29, Madrid and Spanish Tax Identity number A-28157360 (hereinafter, “Bankinter”), represented by Mr. Juan Miguel Ochoarrearte Goicoechea with Spanish identity Card Number 27.336.203-J and Mr. Jesús de las Sías Capa with Spanish Identity Card Number 2.491.775-R, both duly empowered for these purposes.
BANKOA, S.A., with registered offices at calle príncipe de vergara 32 and spanish tax identity number A-20043717 (hereinafter, “Bankoa”), represented by Mr. Francisco Berdial Riaza with Spanish Identity Card Number 50.786.085-S and Ms. María José Fernández-Torija Oyón with Spanish Identity Card number 16.551.373-K, both duly empowered for these purposes.
BNP PARIBAS, SUCURSAL EN ESPAÑA, with registered offices at Madrid, Ribera del Loira nº 28, and Spanish Tax Identity Number A-0011117-I (hereinafter, “BNP Spain”), represented by Ms. Carmen Pino Lozano with Spanish Identity Card number 25.084.965-S and Mr. Carlos Gardeazábal Ortiz with Spanish Identity Card number 50.303.379-X, both duly empowered for these purposes.
CAIXA BANCO DE INVESTIMENTO, S.A. SUCURSAL FINANCEIRA EXTERIOR, with registered offices at Rua Barata Salgueiro, number 33, Lisbon and Tax Identity Number 501898417, registered in the Lisbon Comercial Registry (hereinafter, “Caixa BI”), represented by Ms. María Sánchez Balsera with Spanish Identity Card number 30.207.134-S and Ms. Ana Martín Lareu with Spanish Identity Card number 02.624.612-J, both duly empowered for these purposes.
CAIXA DE AFORROS DE VIGO, OURENSE Y PONTEVEDRA, with registered offices in Avenida García Barbón, 1 and 3, 36201 Vigo and Spanish Tax Identity Number G-36600369 (hereinafter, “Caixanova”) represented by Ms. Arancha Sánchez Muñiz with Spanish Identity Card number 44.446.276-H, duly empowered for these purposes.
CAIXA DE AHORROS DE GALICIA, with registered offices in e la Coruña, Rua Nueva, 30-32 Spanish Tax Identity Number G-15028947 (hereinafter, “Caixa Galicia”), represented by Mr. Arturo Bermúdez Cachaza with Spanish Identity Card number 32.756.081-X, duly empowered for these purposes.
CAIXA D’ESTALVIS I PENSIONS DE BARCELONA (CAJA DE AHORROS Y PENSIONES DE BARCELONA) with registered offices at Barcelona, Avenida Diagonal número 621-629 and Spanish Tax Identity Number G-58.899.998 (hereinafter, “la Caixa”) represented by Mr. Carlos de Parias Halcón with Spanish Identity Card number 27.312.996-J and Mr. Oscar Sánchez Bargos with Spanish Identity Card number 00.837.908-H, both duly empowered for these purposes.
CAJA DE AHORROS DE ASTURIAS, with registered offices in Oviedo, Plaza de la Escandalera, número 2 and Spanish Tax Identity Number G-33001884 (hereinafter, “Caja Asturias”), represented by Mr. Rafael Caruana Careaga with Spanish Identity Card number 50.697.840-K, duly empowered for these purposes.

CAJA DE AHORROS DE VALENCIA, CASTELLÓN Y ALICANTE (BANCAJA), with registered offices at calle Caballeros, número 2, Castellón with Spanish Tax Identity Number G-46002804 (hereinafter, “Bancaja”), represented by Mr. José Manuel Gómez Soler with Spanish Identity Card number 45.423.027-M, duly empowered for these purposes.
CAJA DE AHORROS DE VITORIA Y ÁLAVA, with registered offices at calle Paseo de la Biosfera número 6 with Spanish Tax Identity Number G-01104256 (hereinafter, “Caja Vital”), represented by Mr. Abel María González Martín with Spanish Identity Card number 1.398.423-T, duly empowered for these purposes.
CAJA DE AHORROS DEL MEDITERRÁNEO, with registered offices in Alicante, calle San Fernando 40, with Spanish Tax Identity Number G-03046562 (hereinafter, “CAM”), represented by Mr. Ignacio Cubillo Santamaría, with Spanish Identity Card number 05.380.719-F, duly empowered for these purposes.
CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID with registered offices at Madrid, Plaza de Celenque nº 2 and Spanish Tax Identity Number G-28029007 (hereinafter, “Caja Madrid”), represented by Mr. Francisco Javier Fernández-Montes López-Morato with Spanish Identity Card number 50.298.754-P and Mr. José Luis García Pérez with Spanish Identity Card number 821.184-S, both duly empowered for these purposes.
CAJA DE AHORROS Y MONTE DE PIEDAD DE SEGOVIA with registered offices at Segovia, Avenida de Fernández Ladreda, 8 and Spanish Tax Identity Number G-40000192 (hereinafter, “Caja Segovia”), represented by Mr. Antonio Suárez García with Spanish Identity Card number 5.347.871-A, duly empowered for these purposes
CAJA DE AHORROS Y MONTE DE PIEDAD DE ZARAGOZA, ARAGÓN Y RIOJA (IBERCAJA) with registered offices at Zaragoza Plaza de Basilio Paraíso number 2 and Spanish Tax Identity Number G-50000652 (hereinafter, “Ibercaja ”), represented by Mr. Eduardo Vélez Criado with Spanish Identity Card number 50.300.392-J, duly empowered for these purposes.
CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, SUCURSAL EN ESPAÑA with registered offices at Paseo de la Castellana 1, Madrid 28046 and Spanish Tax Identity Number A-00110043-G (hereinafter, “Calyon”), represented by Mr. Carlos Ballesteros Aranzana with Spanish Identity Card number 13.164.280-T and Mr. Bruno Mata Mayrand with Spanish Identity Card number 5.411.775-J, both duly empowered for these purposes.
CITIBANK INTERNATIONAL PLC, SPANISH BRANCH, with registered offices at Spain, calle José Ortega y Gasset, 29, Edificio Beatriz and Spanish Tax Identity Number N0066134H (hereinafter, “Citibank”), represented by Mr. Pedro López-Quesada Fernández-Urrutia with Spanish Identity Card number 50.812.595-Y.
COMMERZBANK AKTIENGESELLSCHAFT with registered offices at Spain, Paseo de la Castellana, number 110 and Spanish Tax Identity Number A-0041282E (hereinafter, “Commerzbank”), represented by Mr. Suheil Abdo of Austrian nationality with Spanish residence card X-2280472-E and Mr. Jeffrey Reginald Smith with British Passport Number 702.826.963, both duly empowered for these purposes.

COÖPERATIEVE CENTRALE RAIFEEISEN-BOERENLEENBANK, B.A., SUCURSAL EN ESPAÑA, with registered offices, calle Padilla 30, Spanish Tax Identity Number F-0031750-C registered Commercial Registry of Madrid (volume 12.663, folio 129, sección 8a, page M-202798) (hereinafter, “Rabobank”), represented by Mr. Marco Alfonso Blanco García, with Spanish Identity Card number 01.929.126-R, and Ms. María Sabugal Méndez-Trelles, with Spanish Identity Card number 44.431.056-R, both duly empowered for these purposes.
FORTIS BANK, S.A., SUCURSAL EN ESPAÑA, with registered offices at calle Serrano 73 and Spanish Tax Identity Number A-0021127 (hereinafter, “Fortis”), represented by Mr. Fernando Alfaro de la Herrán with Spanish Identity Card number 2.516.247-R and Mr. Ignacio Mori Aldeanueva with Spanish Identity Card number 3.101.793-J, both duly empowered for these purposes.
HSBC BANK PLC, SUCURSAL EN ESPAÑA, with registered offices at Madrid, Plaza Pablo Ruiz Picasso s/n, Torre Picasso, 33rd floor, and Spanish Tax Identity Number W-0061401F (hereinafter, “HSBC”), represented by Mr. Francisco Javier Neira Menéndez with Spanish Identity Card number 02.531.784-J and Mr. Mark Hall with British Passport Number 704.930.986, both duly empowered for these purposes.
INSTITUTO DE CRÉDITO OFICIAL, Public Spanish Company with registered offices at Madrid, Paseo del Prado 4 and Spanish Tax Identity Number Q-28-76002C (hereinafter, “ICO”), represented by Ms. Noelia López García with Spanish Identity Card number 50.848.182-N.
MONTE DE PIEDAD Y CAJA GENERAL DE AHORROS DE BADAJOZ, with registered offices at Badajoz, Paseo de San Francisco, 18 and Spanish Tax Identity Number 32339889A (hereinafter, “Caja Badajoz”), represented by Mr. Pablo Albaladejo González with Spanish Identity Card number 5.269.619-C.
NATIXIS, SUCURSAL EN ESPAÑA with registered offices at Madrid, Paseo de Recoletos 7 y 9 and Spanish Tax Identity Number N-0013055-1 (hereinafter, “Natixis”), represented by Mr. José Luis Sánchez García with Spanish Identity Card number 46.112.737-Z and Mr. Pedro Aragonés González with Spanish Identity Card number 405.859-R, both duly empowered for these purposes.
SOCIÉTÉ GÉNÉRALE, S.A., with registered offices in Paris (France), 29 Boulevard Haussmann registered in Commercial Registry of Paris and France Tax Identity Number 552.120.222 RCS (hereinafter, “SocGen”), represented by Mr. Fernando Arsuaga Ortiz de Zarate, with Spanish Identity Card number 15.896.203-Y, and Mr. Lucas Pablo Damlaimcourt Brazier, with Spanish Identity Card number 50.716.456-F, both duly empowered for these purposes.
THE ROYAL BANK OF SCOTLAND, PLC, with registered offices at 36 St. Andrew Square, Edimburgo EH22YB and Scotish Tax Identity Number 90312 (hereinafter, “RBS”), duly represented by [ ], both duly empowered for these purposes.
The “Senior Lenders”
(II) OF ANOTHER PART:

BANCO ESPAÑOL DE CRÉDITO, S.A, with registered offices at Madrid, Avenida Gran Vía de Hortaleza n.º 3, and Spanish Tax Identity Number A-28000032 (hereinafter, “Banesto”), represented by Mr. Asier González Linaza with Spanish Identity Card number 78.880.194-S and Mr. Jose Carlos Fernández Sánchez with Spanish Identity Card number 50.304.905-H, both duly empowered for these purposes.
BANCO SANTANDER, S.A., with registered offices at Santander, Paseo de Pereda 9-12, and Spanish Tax Identity Number A-39000013 (hereinafter, “Santander”), represented by Mr. Luis Estades Gutiérrez with Spanish Identity Card number 7.227.353-V and Mr. Víctor Menéndez de Miguel with Spanish Identity Card number 52.477.632-G, both duly empowered for these purposes.
BNP PARIBAS, SUCURSAL EN ESPAÑA, with registered offices at Madrid, Ribera del Loira nº 28, and Spanish Tax Identity Number A-0011117-I (hereinafter, “BNP Spain”), represented by Ms. Carmen Pino Lozano with Spanish Identity Card number 25.084.965-S and Mr. Carlos Gardeazábal Ortiz with Spanish Identity Card number 50.303.379-X, both duly empowered for these purposes.
CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID with registered offices at Madrid, Plaza de Celenque nº 2 and Spanish Tax Identity Number G-28029007 (hereinafter, “Caja Madrid”), represented by Mr. Francisco Javier Fernández-Montes López-Morato with Spanish Identity Card number 50.298.754-P and Mr. José Luis García Pérez with Spanish Identity Card number 821.184-S, both duly empowered for these purposes.
CAIXA D’ESTALVIS I PENSIONS DE BARCELONA (CAJA DE AHORROS Y PENSIONES DE BARCELONA) with registered offices at Barcelona, Avenida Diagonal número 621-629 and Spanish Tax Identity Number G-58899998 (hereinafter, “la Caixa represented by Mr. Carlos de Parias Halcón with Spanish Identity Card number 27.312.996-J and Mr. Oscar Sánchez Bargos with Spanish Identity Card number 00.837.908-H, both duly empowered for these purposes.
HSBC BANK PLC, with registered offices at Level 3, Canada Square, London E14 5HQ, registered at the Registration Office of Companies of England and Wales under the No. 14259 (hereinafter, “HSBC London”), represented by Mr. Francisco Javier Neira Menéndez with Spanish Identity Card number 02.531.784-J and Mr. Mark Hall with British Passport Number 704.930.986, both duly empowered for these purposes.
HSBC BANK PLC, SUCURSAL EN ESPAÑA, with registered offices at Madrid, Plaza Pablo Ruiz Picasso s/n, Torre Picasso, 33rd floor, and Spanish Tax Identity Number W-0061401F (hereinafter, “HSBC”), represented by Mr. Francisco Javier Neira Menéndez with Spanish Identity Card number 02.531.784-J and Mr. Mark Hall with British Passport Number 704.930.986, both duly empowered for these purposes.
NATIXIS, SUCURSAL EN ESPAÑA with registered offices at Madrid, Paseo de Recoletos 7 y 9 and Spanish Tax Identity Number N-0013055-1 (hereinafter, “Natixis”), represented by Mr. José Luis Sánchez García with Spanish Identity Card number 46.112.737-Z and Mr. Pedro Aragonés González with Spanish Identity Card number 405.859-R, both duly empowered for these purposes.
The “Bridge Lenders”

(III) OF ANOTHER PART:
BANCO BILBAO VIZCAYA ARGENTARIA, S.A., with registered offices at Bilbao, Plaza de San Nicolás 4, and Spanish Tax Identity Number A-48265169 (hereinafter, “BBVA”), represented by Mr. Jaime Lionel de Orueta Carvallo with Spanish Identity Card number 5.250.487-R and Ms. Teresa García-Agulló Bustillo with Spanish Identity Card number 51.410.186-B, both duly empowered for these purposes.
BANCO ESPAÑOL DE CRÉDITO, S.A, with registered offices at Madrid, Avenida Gran Vía de Hortaleza n.º 3, and Spanish Tax Identity Number A-28000032 (hereinafter, “Banesto”), represented by Mr. Asier González Linaza with Spanish Identity Card number 78.880.194-S and Mr. Jose Carlos Fernández Sánchez with Spanish Identity Card number 50.304.905-H, both duly empowered for these purposes.
BANCO SANTANDER, S.A., with registered offices at Santander, Paseo de Pereda 9-12, and Spanish Tax Identity Number A-39000013 (hereinafter, “Santander”), represented by Mr. Luis Estades Gutiérrez with Spanish Identity Card number 7.227.353-V and Mr. Víctor Menéndez de Miguel with Spanish Identity Card number 52.477.632-G, both duly empowered for these purposes.
BANCO DE SABADELL, S.A., with registered offices at calle PZ de Sant Roc 20, Sabadell, Barcelona, and Spanish Tax Identity Number A-28226157 (hereinafter, “Sabadell”), represented by Ms. María Ángeles Fosar Mico with Spanish Identity Card number 50.824.616-K and Mr. Francisco Javier González Moñux with Spanish Identity Card number 50.947.033-D, both duly empowered for these purposes.
BANKINTER, S.A. with registered offices at Paseo de la Castellana, 29, Madrid and Spanish Tax Identity number A-28157360 (hereinafter, “Bankinter”), represented by Mr. Juan Miguel Ochoarrearte Goicoechea with Spanish identity Card Number 27.336.203-J and Mr. Jesús de las Sías Capa with Spanish Identity Card Number 2.491.775-R,both duly empowered for these purposes.
CAIXA DE AHORROS DE GALICIA, with registered offices in e la Coruña, Rua Nueva, 30-32 Spanish Tax Identity Number G-15028947 (hereinafter, “Caixa Galicia”), represented by Mr. Arturo Bermúdez Cachaza with Spanish Identity Card number 32.756.081-X, duly empowered for these purposes.
CAIXA D’ESTALVIS I PENSIONS DE BARCELONA (CAJA DE AHORROS Y PENSIONES DE BARCELONA) with registered offices at Barcelona, Avenida Diagonal número 621-629 and Spanish Tax Identity Number G-58899998 (hereinafter, “la Caixa represented by Mr. Carlos de Parias Halcón with Spanish Identity Card number 27.312.996-J and Mr. Oscar Sánchez Bargos with Spanish Identity Card number 00.837.908-H, both duly empowered for these purposes.
CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID with registered offices at Madrid, Plaza de Celenque nº 2 and Spanish Tax Identity Number G-28029007 (hereinafter, “Caja Madrid”), represented by Mr. Francisco Javier Fernández-Montes López-Morato with Spanish Identity Card number 50.298.754-P and Mr. José Luis García Pérez with Spanish Identity Card number 821.184-S, both duly empowered for these purposes.
The “Bilateral Lenders”

The Senior Lenders, the Bridge Lenders and the Bilateral Lenders will be hereinafter jointly referred to as the “Lenders”.
(IV) OF ANOTHER PART:
BANCO BILBAO VIZCAYA ARGENTARIA, S.A., with registered offices at Bilbao, Plaza de San Nicolás 4, and Spanish Tax Identity Number A-48265169 (hereinafter, “BBVA”), represented by Mr. Jaime Lionel de Orueta Carvallo with Spanish Identity Card number 5.250.487-R and Ms. Teresa García-Agulló Bustillo with Spanish Identity Card number 51.410.186-B, both duly empowered for these purposes.
BANCO ESPAÑOL DE CRÉDITO, S.A, with registered offices at Madrid, Avenida Gran Vía de Hortaleza n.º 3, and Spanish Tax Identity Number A-28000032 (hereinafter, “Banesto”), represented by Mr. Asier González Linaza with Spanish Identity Card number 78.880.194-S and Mr. Jose Carlos Fernández Sánchez with Spanish Identity Card number 50.304.905-H, both duly empowered for these purposes.
BANCO SANTANDER, S.A., with registered offices at Santander, Paseo de Pereda 9-12, and Spanish Tax Identity Number A-39000013 (hereinafter, “Santander”), represented by Mr. Luis Estades Gutiérrez with Spanish Identity Card number 7.227.353-V and Mr. Víctor Menéndez de Miguel with Spanish Identity Card number 52.477.632-G, both duly empowered for these purposes.
BNP PARIBAS, SUCURSAL EN ESPAÑA, with registered offices at Madrid, Ribera del Loira nº 28, and Spanish Tax Identity Number A-0011117-I (hereinafter, “BNP Spain”), represented by Ms. Carmen Pino Lozano with Spanish Identity Card number 25.084.965-S and Mr. Carlos Gardeazábal Ortiz with Spanish Identity Card number 50.303.379-X, both duly empowered for these purposes.
CAIXA D’ESTALVIS I PENSIONS DE BARCELONA (CAJA DE AHORROS Y PENSIONES DE BARCELONA) with registered offices at Barcelona, Avenida Diagonal número 621-629 and Spanish Tax Identity Number G-58899998 (hereinafter, “la Caixa represented by Mr. Carlos de Parias Halcón with Spanish Identity Card number 27.312.996-J and Mr. Oscar Sánchez Bargos with Spanish Identity Card number 00.837.908-H, both duly empowered for these purposes.
CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID with registered offices at Madrid, Plaza de Celenque nº 2 and Spanish Tax Identity Number G-28029007 (hereinafter, “Caja Madrid”), represented by Mr. Francisco Javier Fernández-Montes López-Morato with Spanish Identity Card number 50.298.754-P and Mr. José Luis García Pérez with Spanish Identity Card number 821.184-S, both duly empowered for these purposes.
CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, with registered offices at 9 Quai du Président Paul Doumer, 9290, Paris La Défense Cedex, and French Tax Identity Number 304 187 701 (hereinafter, “Crédit Agricole”), represented by Mr. Carlos Ballesteros Aranzana with Spanish Identity Card number 13.164.280-T and Mr. Bruno Mata Mayrand with Spanish Identity Card number 5.411.775-J, both duly empowered for these purposes.
CITIBANK INTERNATIONAL PLC, LONDON BRANCH, with registered offices at London, 33 Canada Square, Canary Wharf, E14 5LB (hereinafter, “Citibank London”), represented by Mr. Jesús Casas Cardenal, with Spanish Identity Card number 00.810.653-H.

HSBC BANK PLC, SUCURSAL EN ESPAÑA, with registered offices at Madrid, Plaza Pablo Ruiz Picasso s/n, Torre Picasso, 33rd floor, and Spanish Tax Identity Number W-0061401F (hereinafter, “HSBC”), represented by Mr. Francisco Javier Neira Menéndez with Spanish Identity Card number 02.531.784-J and Mr. Mark Hall with British Passport Number 704.930.986, both duly empowered for these purposes.
The “Hedge Counterparties”
(V) OF ANOTHER PART:
HSBC BANK PLC, SUCURSAL EN ESPAÑA, with registered offices at Madrid, Plaza Pablo Ruiz Picasso s/n, Torre Picasso, 33rd floor, and Spanish Tax Identity Number W-0061401F (hereinafter, “HSBC”), represented by Mr. Francisco Javier Neira Menéndez with Spanish Identity Card number 02.531.784-J and Mr. Mark Hall with British Passport Number 704.930.986, both duly empowered for these purposes.
The “Subordinated Lender”
HSBC BANK PLC, SUCURSAL EN ESPAÑA is also acting in this Agreement in its capacity as Agent of the Lenders and the Hedge Counterparties.
The Bilateral Lenders hereby expressly appoint HSBC BANK PLC, SUCURSAL EN ESPAÑA to act as their Agent under this Agreement and under the Guarantee and Security Agreement described below.
(VI) AND OF THE OTHER PART:
PROMOTORA DE INFORMACIONES, S.A., a company duly incorporated under the laws of Spain, with registered offices at Madrid, Gran Vía 32, and Spanish Tax Identity Number A-28.297.059 (hereinafter, “PRISA” or the “Borrower”), duly represented by Mr. Juan Luis Cebrián Echarri, with Spanish Identity Card number 00.551.854-S, duly empowered for these purposes.
(VII) OF ANOTHER PART:
GRUPO EMPRESARIAL DE MEDIOS IMPRESOS, S.L., a company duly incorporated under the laws of Spain, with registered offices at Madrid, Gran Vía 32,and Spanish Tax Identity Number 82.499.856 (hereinafter, “GMI”), duly represented by Mr. José Ángel García Olea, with Spanish Identity Card number 22.711.002-C, duly empowered for these purposes.
DIARIO EL PAÍS, S.L., a company duly incorporated under the laws of Spain, with registered offices at Madrid, Calle Miguel Yuste 40 and Spanish Tax Identity Number B-78.426.046 (hereinafter, “Diario El País”), duly represented by Mr. José Ángel García Olea, with Spanish Identity Card number 22.711.002-C, duly empowered for these purposes.
VERTIX, S.G.P.S, S.A., a company duly incorporated under the laws of Portugal, with registered offices at Estrada de Outurela, 118, Carnaxide — Oerias, registered with the commercial registry of Cascais with Number 82.499.856 (hereinafter, “Vertix”), duly represented by Mr. Manuel Polanco Moreno, with Spanish Identity Card number 50.307.639-S, duly empowered for these purposes.
SOCIEDAD DE SERVICIOS RADIOFÓNICOS UNIÓN RADIO, S.L. a company duly incorporated under the laws of Spain, with registered offices at Madrid, Gran Vía 32 nd Spanish Tax

Identity Number B-80.739.063 (hereinafter, “Unión Radio”). duly represented by Mr. Augusto Delkader Teig, with Spanish Identity Card number 31.183.680-G, duly empowered for these purposes.
The “Guarantors”
PRISA, the Guarantors, the Lenders, the Hedge Counterparties and the Subordinated Lender will be hereinafter jointly referred to as the “Parties”, and individually, as the or one “Party”.
THEY HEREBY DECLARE:
I) That on 19 April 2010 the Parties entered before the Public Notary D. Rodrigo Tena Arregui into a refinancing agreement by which a process for the refinancing of certain debt of Prisa and other companies of the Prisa Group was outlined and certain aspects were agreed between the Parties as to the amendments of several facilities agreements entered into by Prisa and other companies of the Prisa Group with the Lenders (hereinafter, the “Refinancing Master Agreement”).
Terms in capital letters in this document, except otherwise provided, will have the same meaning as in the Refinancing Master Agreement or the Guarantee and Security Agreement, as the case may be.
II) That also on 19 April 2010, and as a consequence of the Parties having entered into the Refinancing Master Agreement, the following contracts were signed before the same Public Notary between the parties below mentioned:
     (i) A novation agreement of a syndicated facility agreement relating to the Senior Facility Agreement (the “Novation of the Senior Facility Agreement”) entered into by the Senior Lenders, Prisa, the Guarantors, Sogecable and Grupo Media Capital S.G.P.S., S.A.
     (ii) An amendment agreement to the Bridge Facility Agreement (the “Amendment of the Bridge Facility Agreement”) entered into by the Bridge Lenders and Prisa.
     (iii) A Security and Guarantee Release, Ratification and Constitution Agreement (the “Guarantee and Security Agreement” entered into by, among others, Prisa, the Lenders and the Hedge Counterparties.
III) That the Parties agreed in the Refinancing Master Agreement, among other things, (i) the extension and further amendment of the Bridge Facility Agreement; (ii) the amendment of the Senior Facility Agreement and (iii) the extension of the Bilateral Facility Agreements, provided that certain conditions set out in Schedule 2 were met on or before 30 July 2010.
IV) That on 18 July 2010 Prisa sent to the Lenders a letter request (the “Letter Request”) in which Prisa explained that (i) given the further decline of the European and, in particular, Spanish economies after 5 March 2010 (date of the New Equity Investment Documents), with the consequent downfall of the stock markets, together with the appreciation of the US Dollar in relation to the Euro, Prisa and Liberty have been forced to renegotiate the terms and conditions of the New Equity Investment Documents to facilitate the closing of such transaction; and (ii) additionally, and as a consequence, among other circumstances, of the foregoing, Prisa had suffered a delay in the sale of the minority stake in Media Capital referred to in Schedule 2 of the Refinancing Master Agreement.
     In the Letter Request Prisa asked the Lenders for approval to substitute the date of 30 July 2010 in certain Clauses of the Refinancing Master Agreement with the date of 30 November 2010.
V) That the Lenders, the Hedge Counterparties and the Subordinated Lender have decided to agree to the request of Prisa.
And, therefore, the Parties agree to enter into this AMENDMENT AGREEMENT TO A REFINANCING MASTER AGREEMENT AND TO A GUARANTEE AND SECURITY AGREEMENT (the “Agreement”) pursuant to the following
CLAUSES
FIRST. AMENDMENT TO THE REFINANCING MASTER AGREEMENT
     1.0. Recital V of the Refinancing Master Agreement shall be amended by deleting the reference to “20 December 2007” and replacing it with “20 August 2003, as amended from time to time”.
     1.1. Clause 2.1. of the Refinancing Master Agreement “Disposal of a minority interest in Media Capital” shall be amended by deleting the reference to “31 December 2010” and replacing it with “30 November 2010”.
     1.2. Clause 4.4.1 (i) (iii) of the Refinancing Master Agreement shall be amended by deleting the reference to “30 July 2010” and replacing it with “30 November 2010”.
     1.3. Clause 5.1 of the Refinancing Master Agreement “Interim Bridge Facility Maturity Date Extension” shall be amended by deleting the reference to “30 July 2010” and replacing it with “30 November 2010”
     Clause 5.2 of the Refinancing Master Agreement “Final Bridge Facility Maturity Extension” shall be amended by deleting the reference to “30 July 2010” and replacing it with “30 November 2010”.
     1.4. Clause 6 of the Refinancing Master Agreement “Amendment of the Senior Facility Agreement” shall be amended by deleting each reference to “30 July 2010” and replacing it with “30 November 2010”.
     1.5. Clause 7.1 of the Refinancing Master Agreement shall be amended by deleting the reference to “30 July 2010” and replacing it with “30 November 2010”.
     1.6. Schedule 2 of the Refinancing Master Agreement “Final Conditions Precedent”, paragraph 2, shall be amended by deleting paragraph 2 and replacing it with the following:
     “Completion of the Media Capital Disposal and application of proceeds in accordance with Clause 4.1.2”.
SECOND. RATIFICATION OF GUARANTEES AND SECURITY

PRISA, the Guarantors, and each of the Lenders, Hedge Counterparties and the Subordinated Lender declare the full force and unconditional effectiveness of all of the guarantees (the “Transaction Guarantees”) and all of the pledges and other security (the “Transaction Security”) created pursuant to or ratified by the Guarantee and Security Agreement, in each as from the date of their execution, and, except as may be expressly provided for in this Agreement or in any agreement executed in connection with this Agreement, the terms and conditions of the Transaction Guarantees and the Transaction Security are not amended, modified or affected, and are hereby expressly ratified in full.
Notwithstanding the above, the same parties agree that any references to the Senior Facility Agreement, the Bridge Facility Agreement or the Bilateral Facilities Agreement that are made in any agreements relating to the Transaction Guarantees or Transaction Security shall be deemed to be made to those agreements as amended by this Agreement or by any agreements executed in connection with this Agreement.
Finally, PRISA and the Guarantors do hereby expressly ratify any power of attorney granted in favour of the Agent in respect of any part of the Transaction Guarantees or Transaction Security.
THIRD. EFFECTIVENESS OF THE AMENDMENT
The amendments to the Refinancing Master Agreement set out in Clause FIRST of this Agreement (the “Amendments”) will be effective from the date hereof, and, therefore, the Interim Bridge Facility Maturity Date Extension will be 30 November 2010, provided that the Amendments will cease to be effective upon the occurrence of any of the following circumstances and a notice of such cease of effectiveness being served by the Agent, HSBC Sucursal en España, to Prisa following instructions of the Lenders:
1)	Prisa or Liberty make any notification or public announcement at any time (including, without limitation, to the Agent, the Lenders, the Comisión Nacional del Mercado de Valores, the Security and Exchange Commission or any other relevant authority) that negotiations have been terminated (either permanently or temporarily) by either Prisa or Liberty in relation to the revised terms of the Equity Raising.

2)	A binding agreement has not been signed by Prisa and Liberty on or before 15 September 2010 in relation to the revised terms of the Equity Raising and/or the New Equity Investment Documents (such revised terms to include, without limitation, that on or before 30 November 2010, the Equity Raising shall have been completed and Prisa shall have received net proceeds from the Equity Raising in a minimum amount of € 450,000,000).

3)	Prisa has not circulated on or before 15 October 2010 an authorisation request to the Lenders in order for the Lenders to consent, and the Lenders have subsequently given their consent to :
(a) the revised terms of the Equity Raising and/or the New Equity Investment Documents as mentioned in paragraph 2) above; and
(b) the amendments to the existing financing documentation (for these purposes, (i) the agreements mentioned in recitals I to XIII of the Master Refinancing Agreement and (ii) the Guarantee and Security Agreement) that will be required in order to implement the revised terms of the Equity Raising and/or the New Equity Investment Documents.
The consent by the Lenders will require unanimity or 85% majority of the Lenders, depending on the scope of the revised terms of the Equity Raising and/or the New Equity Investment Documents and the

amendments to the existing financing documentation, as per Clause 10.4 of the Refinancing Master Agreement.
4)	Prisa has not received on or prior to 30 November 2010 net proceeds from the Equity Raising in a minimum amount of €450,000,000.
For the purposes of this Agreement, and for the avoidance of doubt, the Parties expressly agree that any reference in the Refinancing Master Agreement to the term “Equity Raising” must be understood as to the Equity Raising as revised according to paragraph 2) of this Clause.
FOURTH. INFORMATION UNDERTAKING
Prisa hereby undertakes to hold monthly conference calls with the Lenders, from the date of this Agreement to the date on which the Equity Raising has been completed, in order to update the Lenders with full details of (i) the status of the Equity Raising (ii) the Digital + competition clearance status (iii) the Media Capital Disposal process and answer any questions, as necessary.
FIFTH. GOVERNING LAW AND JURISDICTION
This Agreement and all non-contractual obligations arising from or connected with it are governed by Spanish law.
The courts of Madrid have exclusive jurisdiction to settle any dispute relating to non-contractual obligations arising from or in connection with this Agreement, or any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement.
SIXTH. RAISING TO PUBLIC STATUS
The Parties commit themselves to raise this Agreement to a public status as of the date hereof.
SEVENTH. MISCELLANEOUS
Except as expressly amended by this Agreement, the Refinancing Master Agreement and the Guarantee and Security Agreement shall continue in full force and effect in accordance with their respective terms.
THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement

PROMOTORA DE INFORMACIONES, S.A.

/s/ Ignacio Santillana del Barrio

Ignacio Santillana del Barrio

GRUPO EMPRESARIAL DE MEDIOS IMPRESOS, S.L.

DIARIO EL PAÍS, S.L.

/s/ José Ángel García Olea

José Ángel García Olea

SOCIEDAD DE SERVICIOS RADIOFÓNICOS UNIÓN RADIO, S.L.

/s/ Augusto Delkader Teig

Augusto Delkader Teig

VERTIX, S.G.P.S, S.A.

/s/ Manuel Polanco Moreno

Manuel Polanco Moreno

SOGECABLE, S.A.

/s/ Pedro García Guillén

Pedro García Guillén

BANCA MARCH, S.A.

/s/ Javier Ramírez García

Javier Ramírez García

/s/ Miguel Alonso de Benito

Miguel Alonso de Benito

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

/s/ Esther Galiana Ferrándiz

Esther Galiana Ferrándiz

/s/ Teresa García-Agulló Bustillo

Teresa García-Agulló Bustillo

BANCO BIZKAIA KUTXA, AURREZKI KUTXA ETA BAHITETXEA

/s/ Rafael Martín Asensio

Rafael Martín Asensio

/s/ Victoria Eugenia Pardo García

Victoria Eugenia Pardo García

BANCO BPI, S.A., SUCURSAL EN ESPAÑA
/s/ Manuel de Jesús Novo Rios

Manuel de Jesús Novo Rios

/s/ Cristina Alcolea Azcona

Cristina Alcolea Azcona

BANCO CAIXA GERAL, S.A.
/s/ Manuel Angel Yagiles Vega

Manuel Angel Yagiles Vega

/s/ Francisco Javier Pareja Santana

Francisco Javier Pareja Santana

BANCO COOPERATIVO ESPAÑOL, S.A.
/s/ Ignacio Benlloch Fernández-Cuesta

Ignacio Benlloch Fernández-Cuesta

/s/ Jacobo Sanmartín Mazoy

Jacobo Sanmartín Mazoy

BANCO DE SABADELL, S.A.
/s/ María Ángeles Fosar Mico

María Ángeles Fosar Mico

/s/ Gustavo Manuel Gutiérrez León

Gustavo Manuel Gutiérrez León

BANCO ESPAÑOL DE CRÉDITO, S.A.
/s/ Asier González Linaza

Asier González Linaza

/s/ Jose Carlos Fernández Sánchez

Jose Carlos Fernández Sánchez

BANCO ESPIRITO SANTO, S.A., Sucursal en España
/s/ Jacobo Mariano García- Loygorri Suárez- Infiesta

Jacobo Mariano García- Loygorri Suárez- Infiesta

/s/ Miguel Ángel Hicar Fuster

Miguel Ángel Hicar Fuster

BANCO ITAÚ EUROPA, S.A.-SUCURSAL DE LONDRES

/s/ Rafael Navarro Navarro

Rafael Navarro Navarro

BANCA MONTE DEI PASCHI DI SIENA SpA, SUCURSAL EN LONDRES

/s/ Francisco Javier Neira Menéndez

Francisco Javier Neira Menéndez

/s/ Mark Hall

Mark Hall

BANCO PASTOR, S.A.

/s/ José Carlos Berral Illanes

José Carlos Berral Illanes

/s/ María Lara de la Riva Domínguez

María Lara de la Riva Domínguez

BANCO POPULAR ESPAÑOL S.A.

/s/ Dña Ana Cáceres Ares

Dña Ana Cáceres Ares

/s/ Arnaldo Juan Alberti Esteban

Arnaldo Juan Alberti Esteban

BANCO SANTANDER, S.A.

/s/ Luis Estades Gutiérrez

Luis Estades Gutiérrez

/s/ Victor Menéndez de Miguel

Victor Menéndez de Miguel

BANK AUDI SARADAR FRANCE

/s/ Francisco Javier Neira Menéndez

Francisco Javier Neira Menéndez

/s/ Mark Hall

Mark Hall

BANKINTER, S.A.

/s/ Juan Miguel Ochoarrearte Golcoechea

Juan Miguel Ochoarrearte Golcoechea

/s/ Jesús de las Sías Capa

Jesús de las Sías Capa

BANKOA, S.A.

/s/ Francisco-Berdial Riaza

Francisco-Berdial Riaza

/s/ María José Fernández-Torija Oyón

María José Fernández-Torija Oyón

BNP PARIBAS, SUCURSAL EN ESPAÑA

/s/ Agustín Viudas-Margalef

Agustín Viudas-Margalef

/s/ Carlos Gardeazábal Ortiz

Carlos Gardeazábal Ortiz

CAIXA BANCO DE INVESTIMENTO, S.A. SUCURSAL FINANCEIRA EXTERIOR

/s/ Luis Gonçalo Cayolla da Motta

Luis Gonçalo Cayolla da Motta Pimenta de Castro

/s/ Miguel Fernández Braz

Miguel Fernández Braz

CAIXA DE AFORROS DE VIGO, OURENSE Y PONTEVEDRA

/s/ María Soledad Diaz Muñoz

María Soledad Diaz Muñoz

CAIXA DE AHORROS DE GALICIA

/s/ Arturo Bermúdez Cachaza

Arturo Bermúdez Cachaza

CAIXA D’ESTALVIS 1 PENSIONS DE BARCELONA (CAJA DE AHORROS Y PENSIONES DE BARCELONA)

/s/ Carlos de Panas Halcón

Carlos de Panas Halcón

/s/ Óscar Sánchez Bargos

Óscar Sánchez Bargos

CAJA DE AHORROS DE ASTURIAS

/s/ Juan José Monrió De La Herrán

Juan José Monrió De La Herrán

CAJA DE AHORROS DE VALENCIA, CASTELLÓN Y ALICANTE (BANCAJA)

/s/ Juan Javier Holgado Pérez

Juan Javier Holgado Pérez

CAJA DE AHORROS DE VITORIA Y ÁLAVA

/s/ Abel María González Martín

Abel María González Martín

CAJA DE AHORROS DEL MEDITERRÁNEO

/s/ Ignacio Cubillio Santamaría

Ignacio Cubillio Santamaría

CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID

/s/ Francisco Javier Fernández-Montes López-Morato

Francisco Javier Fernández-Montes López-Morato

/s/ José Luis García Pérez

José Luis García Pérez

CAJA DE AHORROS Y MONTE DE PIEDAD DE SEGOVIA

/s/ Antonio Suárez García

Antonio Suárez García

CAJA DE AHORROS Y MONTE DE PIEDAD DE ZARAGOZA, ARAGÓN Y RIOJA (IBERCAJA)

/s/ Jose Joaquín Capuz Huerva

Jose Joaquín Capuz Huerva

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, SUCURSAL EN ESPAÑA

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

/s/ Ignacio-Borja Sánchez de La Madrid Arbaiza

Ignacio-Borja Sánchez de La Madrid Arbaiza

/s/ Jerónimo de Miguel Granda

Jerónimo de Miguel Granda

CITIBANK INTERNATIONAL PLC, SUCURSAL EN ESPAÑA

/s/ Pedro López Quesada Fernández-Urrutia

Pedro López Quesada Fernández-Urrutia

CITIBANK N.A., LONDON BRANCH

/s/ Jesús Casas Cardenal

Jesús Casas Cardenal

COMMERZBANK AKTIENGESELLSCHAFT, SUCURSAL EN ESPAÑA

/s/ Jose Ramón Fernández Victorio del Camino

Jose Ramón Fernández Victorio del Camino

/s/ Jeffrey Reginald Smith

Jeffrey Reginald Smith

COÖPERATIEVE CENTRALE RAIFEEISEN -BOERENLEENBANK, B.A., SUCURSAL EN ESPAÑA

/s/ Carmen María Allo Pérez

Carmen María Allo Pérez

/s/ Marco Alfonso Blanco García

Marco Alfonso Blanco García

FORTIS BANK, S.A., SUCURSAL EN ESPAÑA

/s/ Fernando Alfaro de la Herrán

Fernando Alfaro de la Herrán

/s/ Ignacìo Mori Aldeanueva

Ignacìo Mori Aldeanueva

HSBC BANK PLC HSBC BANK PLC, SUCURSAL EN ESPAÑA

/s/ Francisco Javier Neira Menéndez

Francisco Javier Neira Menéndez

/s/ Mark Hall

Mark Hall

INSTITUTO DE CRÉDITO OFICIAL
/s/ Noelia López García

Noelia López García

MONTE DE PIEDAD Y CAJA GENERAL DE AHORROS DE BADAJOZ
/s/ Rafael Valdelvira Salazar

Rafael Valdelvira Salazar

NATIXIS, SUCURSAL EN ESPAÑA
/s/ José Luis Sánchez García

José Luis Sánchez García

/s/ Pedro Aragonés González

Pedro Aragonés González

SOCIÉTE GÉNÉRALE, S.A.
/s/ Fernando Arsuaga Ortiz de Zarate

Fernando Arsuaga Ortiz de Zarate

/s/ Jose Francisco Segura Flores

Jose Francisco Segura Flores

THE ROYAL BANK OF SCOTLAND, PLC
/s/ Luis Moreno Salas

Luis Moreno Salas

/s/ Ignacio Castejón Hernández

Ignacio Castejón Hernández